UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 18, 2011

DUKE ENERGY CORPORATION

 (Exact Name of Registrant as Specified in its Charter)

Delaware	001-32853	20-2777218
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

526 South Church Street, Charlotte, North Carolina  28202

(Address of Principal Executive Offices, including Zip code)

(704) 594-6200

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240. 13e-4(c))

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

In connection with certain awards that may be granted from time to time under the Duke Energy Corporation 2010 Long-Term Incentive Plan by Duke Energy Corporation (the “Company”), the Company is filing the Performance Award Agreement, the Phantom Stock Award Agreement, and the Performance Award Agreement attached as Exhibits 10.1, 10.2 and 10.3, respectively, and incorporated by reference into this Item 5.02 as though fully set forth herein.

Item 9.01.	Financial Statements and Exhibits.

(d)   Exhibits.

The following exhibits are filed herewith.

Exhibit No.	Description

10.1	Form of Performance Award Agreement of Duke Energy Corporation.

10.2	Form of Phantom Stock Award Agreement of Duke Energy Corporation.

10.3	Form of Performance Award Agreement by and between Duke Energy Corporation and James E. Rogers.

SIGNATURE

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DUKE ENERGY CORPORATION

Date: February 18, 2011	By:	/s/ Marc E. Manly
	Name:	Marc E. Manly Group Executive, Chief Legal Officer and Corporate Secretary

EXHIBIT INDEX

Exhibit	Description

10.1	Form of Performance Award Agreement of Duke Energy Corporation.

10.2	Form of Phantom Stock Award Agreement of Duke Energy Corporation.

10.3	Form of Performance Award Agreement by and between Duke Energy Corporation and James E. Rogers.